Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,034,490,001
Previously Paid Amount	15,310
Total Fee Amount	158,380.42
Total Offset Amount	0
Net Fee	$ 143,070.42